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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 2005

                  CWABS, INC., (as depositor under the
                  Pooling and Servicing Agreement, dated
                  as of March 1, 2005, providing for the
                  issuance of the CWABS, INC.,
                  Asset-Backed Certificates, Series
                  2005-3).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

     Delaware                    333-118926                  95-4596514
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   (State of Other        (Commission File Number)        (I.R.S. Employer
   Jurisdiction of                                       Identification No.)
   Incorporation)

   4500 Park Granada, Calabasas, California                    91302
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   (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))



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Item 8.01.  Other Events.
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Pooling and Servicing Agreement; Characteristics of Mortgage Loans.
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      On March 30, 2005, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2005, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2005-3 (the "Certificates"). The Certificates were issued on March 30, 2005. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      A form of the Pooling and Servicing Agreement is annexed hereto as
Exhibit 4.1.

      The tables annexed as Exhibit 99.1 hereto describe characteristics of the Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Item 9.01.  Financial Statements and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      Exhibit No.   Description
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      4.1           Form of Pooling and Servicing Agreement

      99.1          Characteristics of Mortgage Loans





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                                  Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.




                                                By: /s/ Leon Daniels, Jr.
                                                    ---------------------
                                                Name:  Leon Daniels, Jr.
                                                Title:  Vice President


Dated: April 14, 2005



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                                 Exhibit Index
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Exhibit No.    Description
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4.1            Form of Pooling and Servicing Agreement

99.1           Characteristics of Mortgage Loans




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